SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                             EXCHANGE ACT OF 1934




Filed by the Registrant [X]


Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
|X|  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                 MILACRON INC.

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               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

|X|  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

                                  MILACRON INC.
                              2090 FLORENCE AVENUE
                             CINCINNATI, OHIO 45206



                                                                   May 5, 2003



Dear Fellow Shareholder:

We have previously sent to you proxy material for the Annual Meeting of Shareholders of Milacron Inc., to be held on May 23, 2003. To date, we have not yet received your proxy.

YOUR VOTE IS IMPORTANT, no matter how many or how few shares you may own. Whether or not you have already done so, PLEASE SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD today in the envelope provided.

Very truly yours,

/s/ Ronald D. Brown

Ronald D. Brown
Chairman and
Chief Executive Officer












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